UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2019

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01.    Other Events.

On August 7, 2019, further to the previously announced proposed acquisition of BTG plc (“BTG”) by Bravo Bidco Limited, an indirect wholly-owned subsidiary of Boston Scientific Corporation (“Boston Scientific”), to be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Transaction”), BTG and Boston Scientific issued an announcement on the London-based Regulatory News Service (“RNS”), disclosing that the Transaction has received merger control clearance from the U.S. Federal Trade Commission under the HSR Act, the CNMC issued a clearance decision under the Spanish Competition Act on July 25, 2019 and the Federal Competition Authority of Austria issued a clearance decision pursuant to Sec 11 Para 4 Austrian Cartel Act on August 2, 2019.

A copy of the aforementioned RNS announcement is attached as Exhibit 99.1 and is incorporated herein by reference; provided, however, that information on or connected to our website or the website of any third-party hyperlinked from or referenced in the RNS announcement included as Exhibit 99.1 to this Current Report on Form 8-K is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

ITEM 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	RNS Announcement dated August 7, 2019

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Further Information

This Form 8-K is not intended to and does not constitute or form part of any offer to sell or subscribe for or any invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Transaction or otherwise nor will there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable laws. The Transaction will be implemented pursuant to the terms of the document sent to shareholders of BTG on January 24, 2019, which sets out the full details of the court-sanctioned scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006, as amended (the “Scheme Document”), and contains the full terms and conditions of the Transaction. Any decision in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in the Scheme Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2019	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel